UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2018

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Avenue, Parris Building 34, Navy Yard Plaza Boston, Massachusetts		02129
(Address of Principal Executive Offices)		(Zip Code)

(617) 259-1970

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

Effective October 15, 2018, Laurence Cooper, M.D., Ph.D., the President and Chief Executive Officer of Ziopharm Oncology, Inc., or the Company, was elected as a director to fill an existing vacancy on the Company’s Board of Directors, or the Board. Dr. Cooper will serve as a director until the Company’s 2019 Annual Meeting of Stockholders and until such time as his successor is duly elected and qualified, or until his earlier death, resignation or removal. Dr. Cooper has not been appointed to any committee of the Board.

The compensation of Dr. Cooper, as the Company’s President and Chief Executive Officer, is described in the Company’s definitive proxy statement on Schedule 14A relating to its 2018 Annual Meeting of Stockholders, or the 2018 Proxy Statement, which was filed with the Securities and Exchange Commission on August 8, 2018. Dr. Cooper will not receive any additional compensation for his service on the Board.

Dr. Cooper was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person. Except as described in the 2018 Proxy Statement, there are no related party transactions between Dr. Cooper and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Departure of Executive Officer

On October 10, 2018, Francois Lebel, M.D. notified the Company that he was stepping down from his position as the Company’s Executive Vice President, Research and Development and Chief Medical Officer, effective October 26, 2018.

On October 16, 2018, the Company issued a press release announcing the election of Dr. Cooper to the Board and Dr. Lebel’s departure from the Company. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Ziopharm Oncology, Inc. dated October 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM ONCOLOGY, INC.

	By:	/s/ Robert Hadfield
Date: October 16, 2018		Name:	Robert Hadfield
		Title:	General Counsel and Secretary